Employee Benefits	12 Months Ended
Dec. 31, 2017
Employee Benefits
Employee Benefits

Note 21—Employee Benefits

        We assumed a 401(k) defined contribution plan (the "401(k) Plan") and a non-qualified deferred compensation plan (the "Deferred Comp Plan") in connection with the Acquisition.

        The 401(k) Plan is available to all employees who have completed six months of continuous service. The 401(k) Plan matches 25% of the first 6% of each employee's contribution. We have the option to increase the employer match based on our operating results. In 2017 and 2016, we recorded $0.6 million and $0.3 million, respectively, of expenses associated with the 401(k) Plan, which is included in employee compensation and benefits in our consolidated statements of income.

        The Deferred Comp Plan is offered to certain full-time employees and is subject to the rules of section 409(a) of the Internal Revenue Code. Under the Deferred Comp Plan, which can be modified or discontinued at any time, participating employees may defer a portion of their compensation and we are contractually obligated to match the contribution, as specified in the Deferred Comp Plan, and fund such amounts upon vesting and an election by participants to redeem their interests. All employee deferrals vest immediately and matching contributions vest over a nine year period beginning after year five. For 2017 and 2016, there were $2.4 million and $0.7 million, respectively, of employee deferrals. As of December 31, 2017 and 2016, we had recorded liabilities totaling $5.9 million and $3.5 million, respectively, and assets of $4.5 million and $2.8 million, respectively, related to the Deferred Comp Plan, which is included in other liabilities and other assets, respectively, in our consolidated balance sheets.